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                                                                     EXHIBIT 21

                     CLEAN HARBORS, INC. AND SUBSIDIARIES

                                 SUBSIDIARIES

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                                                                       PRINCIPAL
                                                   STATE OF             PLACE OF
                                                 INCORPORATION          BUSINESS
                                                 ------------- --------------------------
Clean Harbors Environmental Services, Inc.            MA       325 Wood Road
                                                               Braintree, MA 02184-2402
Clean Harbors of Natick, Inc.                         MA       325 Wood Road
                                                               Braintree, MA 02184-2402
Clean Harbors of Braintree, Inc.                      MA       325 Wood Road
                                                               Braintree, MA 02184-2402
Clean Harbors of Chicago, Inc.                        MA       325 Wood Road
                                                               Braintree, MA 02184-2402
Clean Harbors of Cleveland, Inc.                      MA       11800 S. Stony Island Ave.
                                                               Chicago, IL 60617
Clean Harbors of Baltimore, Inc.                      PA       325 Wood Road
                                                               Braintree, MA 02184-2402
Clean Harbors of Connecticut, Inc.                    CT       325 Wood Road
                                                               Braintree, MA 02184-2402
Clean Harbors Kingston Facility Corporation           MA       325 Wood Road
                                                               Braintree, MA 02184-2402
Murphy's Waste Oil Service, Inc.                      MA       325 Wood Road
                                                               Braintree, MA 02184-2402
Northeast Casualty Risk Retention Group, Inc.         VT       325 Wood Road
                                                               Braintree, MA 02184-2402
Clean Harbors Technology Corporation                  MA       325 Wood Road
                                                               Braintree, MA 02184-2402
Mr. Frank, Inc.                                       IL       21900 South Central Ave.
                                                               Matteson, IL 60443
Spring Grove Resource Recovery, Inc.                  DE       4879 Spring Grove Avenue
                                                               Cincinnati, OH 45232
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